                                                                 Exhibit 10.19

                              SCHEDULE NO. 001-000

Master Agreement No. 2760

THIS SCHEDULE NO. 001-000 (this "Schedule") dated as of July 6, 2000, by and between CISCO SYSTEMS CAPITAL CORPORATION ("Lessor"), having its principal place of business at 170 West Tasman Drive, San Jose, California 95134, fax number 408-527-1632, and C Me Run Corp. ("Lessee") having its principal place of business at 1740 Massachusetts Avenue, , Boxboro, MA 01719, supplements that certain Master Agreement to Lease Equipment No. 2760 dated as of March 21, 2000 (the "Agreement," and together with this Schedule, the "Lease") between Lessor and Lessee, incorporated herein by this reference. Capitalized terms not otherwise defined herein have the meanings specified in the Agreement.

1. EQUIPMENT DESCRIPTION. Quantity, manufacturer, and model of the Equipment subject to this Schedule are as specified at Annex A hereto, and the serial number is as specified at Annex A or in the applicable Certificate of Acceptance. Unless otherwise specified at Annex A, the Equipment is new.

2. EQUIPMENT LOCATION. The Equipment shall at all times be installed or located at the location specified in Annex A or in the applicable Certificate of Acceptance, or such other location as is permitted under the Agreement.

3. EQUIPMENT COST. The "Equipment Cost" for any item of Equipment is the sum of
(a) the equipment purchase price specified in the invoice now or hereafter issued by the Vendor in relation to the Equipment, plus (b) all taxes, shipping, insurance, installation, cabling, maintenance, software and related expenses to the extent paid or financed by Lessor in its discretion (collectively, "Soft Costs") and as may be reflected in Annex A hereto. The aggregate Equipment Cost for all Equipment under this Schedule is $386,150.00.

4. RENTAL PAYMENT AMOUNT. Based on the aggregate Equipment Cost above and the lease payment factor(s) set forth below, the monthly rental payment in respect of the Equipment is $11,159.74 ("Rent"):

            Equipment Rental Factor:                  0.0289

5. LEASE TERM. The "Lease Term" of this Lease shall begin on the Commencement Date and shall consist of an "Original Term" equal to thirty-six (36) months and, if this is an FMV Lease (as defined in Paragraph 8), the Original Term shall automatically be extended on a month-to-month basis (each, an "Extended Term") unless either party notifies the other not later than 30 days prior to the end of the Lease Term or any extension thereof of its election not to extend such lease term or extended term. If this is not an FMV Lease, the Lease Term shall end at the end of the Original Term. The "Commencement Date" of this Lease shall be the earlier to occur of (a) the execution date specified in the certificate of acceptance, if any, delivered by Lessee ("Certificate of Acceptance") relating to the Equipment, or if the Equipment is delivered in multiple shipments, relating to the last item of Equipment delivered to Lessee, or (b) 08/01/2000. Notwithstanding any provision to the contrary contained in any Lease Document, Lessee shall be deemed to have irrevocably accepted, for purposes of the Lease, the Equipment on the Commencement Date. Lessee agrees to complete, sign and return to Lessor any Certificate of Acceptance


                                       2.

sent to Lessee, within five days of Lessee's receipt and acceptance, or deemed acceptance, of the relevant Equipment, and, if Lessee fails to do so, Lessee shall (i) be deemed to have accepted and ratified such Certificate of Acceptance and (ii) be deemed to have authorized Lessor as attorney-in-fact, coupled with an interest, to complete and sign the Certificate of Acceptance on behalf and in the name of Lessee.

6. RENT PAYMENTS. Rent for the Original Term shall be payable in thirty-six (36) consecutive, equal monthly payments in advance, on the first day of each such period, commencing with the first day of the calendar month immediately following the Commencement Date (unless the Commencement Date is the first day of the month and rent is payable in advance, in which case the first Rent payment shall be due on such date). Lessor agrees that no Rent shall be payable for any period prior to the Commencement Date or for the period from the Commencement Date (provided such date is not the first day of the month) until, but not including, the first day of the calendar month immediately following the Commencement Date. Unless otherwise agreed in writing by the Lessor at such time, the Rent for any Extended Term shall be payable monthly, in advance, and shall be in a daily-equivalent amount equal to that of the original Rent, adjusted, as applicable, for Soft Costs.

7. END OF TERM PURCHASE OPTION PRICE. Lessee may or shall, as the case may be, purchase the Equipment in accordance with the terms of Paragraph 8 for the following amount (as checked and completed by Lessor):

      |_| (a)     $_______

       X  (b)     Fair Market Value (as defined in Paragraph 8)

8. END OF TERM PURCHASE OPTION.

      (a) If option (b) is selected at Paragraph 7, this Lease shall be deemed an "FMV Lease" and Lessee shall have an end of term purchase option as follows. (If no option is selected at Paragraph 7, option (b) shall be deemed to apply.) Provided this Lease has not been terminated earlier and there exists no Event of Default or event which with notice, lapse of time or both, would be an Event of Default, not earlier than 90 days and not later than 30 days before the end of the Original Term, Lessee may deliver to Lessor an irrevocable notice electing to purchase some, but not necessarily all of the Equipment at the end of the Original Term for an amount equal to the amount specified in the provision selected (or deemed selected) in Paragraph 7, which amount Lessee shall pay to Lessor on the last day of the Original Term. Such notice shall set forth a description of the Equipment to be purchased and the Equipment to be returned. If no such notice is delivered by Lessee to Lessor within such period, Lessee shall be deemed to have waived any right to purchase such Equipment.

      (b) If option (a) of Paragraph 7 is selected, Lessee shall pay Lessor the amount specified in such option on the last day of the Original Term.

      (c) Upon full payment to it of the amount specified in clause (a) or (b) of this Paragraph 8, Lessor shall transfer its right, title and interest in and to such Equipment to Lessee without recourse or warranty, except that Lessor shall warrant that such Equipment is free and clear of any lien or encumbrance arising by or through Lessor.

      (d) "Fair Market Value" shall mean the value which would obtain in an arm's-length transaction between an informed and willing buyer-user (other than a lessee currently in possession or a used equipment dealer) under no compulsion to buy, and an informed and willing seller under no


                                       3.

      compulsion to sell and, in such determination, costs of removal from the location of current use shall not be a deduction from such value. Fair Market Value shall be determined by the mutual agreement of Lessor and Lessee in accordance with the preceding sentence or, if Lessee and Lessor cannot agree within 20 days after Lessee's notice of election to purchase under clause (a) of this Paragraph 8, by a qualified independent equipment appraiser selected by Lessor, at Lessee's cost.

9. CASUALTY VALUE. The Casualty Value of the Equipment shall at any time be the greater of (a) Fair Market Value at such time; or (b) as of the date of shipment from the manufacturer, 1.10% of Equipment Cost, such amount to decrease from month to month thereafter by 1.69% of Equipment Cost.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Schedule to be duly executed by their authorized representatives as of the date first above written. Each signatory of the Lessee represents that he or she is authorized to execute and deliver this Schedule on behalf of Lessee.

CISCO SYSTEMS CAPITAL CORPORATION,        C Me Run Corp., Lessee
Lessor


By:                                       By: /s/ Gerald J. McGovern
    ------------------------------            ------------------------------

Title:                                    Title: Treasurer & CFO
       ---------------------------               ---------------------------


                                          By: /s/ David W. Myers
                                              ------------------------------

                                          Title: President
                                                 ---------------------------


                                       4.

                                    ANNEX A
                                       TO
                                 SCHEDULE NO. 1
                                       TO
                           MASTER AGREEMENT NO. 2760

               EQUIPMENT INVOICES, DESCRIPTION, COST AND LOCATION

Lessor: Cisco Systems Capital Corporation
Lessee: C ME RUN CORP.

                        As set forth below:


Cust P0#    P.O. Amount       Vendor       Invoice #   Invoice Date
-------------------------------------------------------------------
CSC-10319   $388,150.00   Dimension Data     33000      06/22/2000
                            is the VAR

                          Equipment               Shipping/     Invoice       Ship to City/State   Installed Location if
        Description        Subtotal    Taxes      Handling      Amount             Location              different
------------------------------------------------------------------------------------------------------------------------
   Cisco Cataylist 6509   386,150.00       0.00          0.00   $386,150.00       Huston, MA
                          -------------------------------------------------                     ------------------------
           Totals         386,150.00       0.00          0.00    386,150.00          01719
===========================================================================

        LEASE PAYMENTS:
       Equipment Total:   386,150.00   X LRF  =    $11,159.74
 Monthly Lease Payment:    11,159.74
        Total Financed:  $386,150.00
 Total Monthly Payment:   $11,159.74

                  Term:    36 months
                  Type:          FMV
   Final Shipment Date:   06/22/2000
Deemed Acceptance Date:   07/06/2000
     Commencement Date:   08/01/2000

135 Newbury Street
Framingham, MA 01701
                                ------------------------------------
                                PG          INV NO          INV DATE
Sales & Admin  (508) 620-1800   ------------------------------------
Service & Rtns (508) 620-1120    1        INV00033000        6/22/00    [LOGO]
--------------------------------------------------------------------------------
                                                                      DIMENSION
                                                                      _____ DATA

SOLD  CISCO SYSTEMS CAPITAL CORP                    SHIP cMeRun
TO:   170 WEST TASMAN DRIVE                         TO:  ONE CABOT STREET
      MS SJC2/3                                          HUDSON, MA 01719
      SAN JOSE, CA 95134-1706
      ATTN: BARBARA KLENNER

---------------------------------------------------------------------------------------------------
ORDER   ORDER   CUST.       SALES                        SHIP              SHIP          TERMS
 NO     DATE     NO         PERSON          P0#          VIA               DATE
---------------------------------------------------------------------------------------------------
                                          CSC-10319                                     NET 30 DAYS
---------------------------------------------------------------------------------------------------
 QTY ORDERED                                                            PRICE UNIT     UNIT PRICE
 -----------                ITEM NO.                     ITEM           ---------------------------
 QTY SHIPPED            QUANTITY BACK ORD.            DESCRIPTION       ITEM DISC    EXTENDED PRICE
---------------------------------------------------------------------------------------------------
     2.0000             CISCO CATAYLIST 6509 W/MSFC.PFC SUPERVISORY                    $83,823.00
     2.0000             MODULE, MEMORY, SOFTWARE & POWER SUPPLY                       $167,646.00
     2.0000             CISCO 21620 ROUTER W/ TI INTERFACE CARD                         $4,860.00
     2.0000                                                                             $9,720.00
     2.0000             CISCO PIX FIREWALL                                             $20,250.00
     2.0000                                                                            $40,500.00
     2.0000             LOCAL DIRECTOR 430 W/ FAIL OVER CABLE                          $18,850.00
     2.0000                                                                            $37,700.00
     2.0000             CISCO SECURE IDS FAST ETHERNET SENSER                          $14,250.00
     2.0000                                                                            $28,500.00
     1.0000             CISCO SWITCHPROBE                                              $13,498.00
     1.0000                                                                            $13,498.00
     4.0000             COISCO GIGABIT ETHERNET ADAPTER FOR                               $800.00
     4.0000             LOCAL DIRECTOR                                                  $3,200.00
     1.0000             CWSI CAMPUS 2.4 BUNDLED W/ESSENTIALS 2.2                        $7,496.00
     1.0000             FOR NT                                                          $7,496.00
     1.0000             CISCO SECURE SCANNER                                              $495.00
     1.0000                                                                               $495.00
     1.0000             CISCO SECURE MANAGER                                            $4,995.00
     1.0000                                                                             $4,995.00
---------------------------------------------------------------------------------------------------

                                                                          TOTAL       $313,750.00
     Remit to:                                                     MISC CHARGES
     DIMENSION DATA                                                     FREIGHT
     135 NEWBURY STREET                                    SALES TAX AT
     FRAMINGHAM, MA 01701                                                TOTAL        $313,750.00
                                                                   PAYMENT REC'D
                                                                     BALANCE DUE
                                                           ----------------------------------------

135 Newbury Street
Framingham, MA 01701
                                ------------------------------------
                                PG          INV NO          INV DATE
Sales & Admin  (508) 620-1800   ------------------------------------
Service & Rtns (508) 620-1120    2        INV00033000        6/22/00    [LOGO]
--------------------------------------------------------------------------------
                                                                      DIMENSION
                                                                      _____ DATA

SOLD  CISCO SYSTEMS CAPITAL CORP                    SHIP cMeRun
TO:   170 WEST TASMAN DRIVE                         TO:  ONE CABOT STREET
      MS SJC2/3                                          HUDSON, MA 01719
      SAN JOSE, CA 95134-1706
      ATTN: BARBARA KLENNER

---------------------------------------------------------------------------------------------------
ORDER   ORDER   CUST.       SALES                        SHIP              SHIP          TERMS
 NO     DATE     NO         PERSON          P0#          VIA               DATE
---------------------------------------------------------------------------------------------------
                                          CSC-10319                                     NET 30 DAYS
---------------------------------------------------------------------------------------------------
 QTY ORDERED                                                            PRICE UNIT     UNIT PRICE
 -----------                ITEM NO.                     ITEM           ---------------------------
 QTY SHIPPED            QUANTITY BACK ORD.            DESCRIPTION       ITEM DISC    EXTENDED PRICE
---------------------------------------------------------------------------------------------------
                        BALANCE FORWARD                                               $313,750.00
     2.0000             ATLIGA VPN GATEWAY                                             $15,200.00
     2.0000                                                                            $30,400.00
     1.0000             SITE INSTALLATION                                              $42,000.00
     1.0000                                                                            $42,000.00
---------------------------------------------------------------------------------------------------

                                                                          TOTAL       $386,150.00
     Remit to:                                                     MISC CHARGES
     DIMENSION DATA                                                     FREIGHT
     135 NEWBURY STREET                                    SALES TAX AT
     FRAMINGHAM, MA 01701                                                TOTAL        $386,150.00
                                                                   PAYMENT REC'D
                                                                     BALANCE DUE
                                                           ----------------------------------------